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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                  March 9, 2004

                              INTERMET Corporation
             (Exact name of registrant as specified in its charter)

            Georgia                  0-13787                  58-1563873
(State or other jurisdiction of    (Commission              (IRS Employer
         incorporation)            File Number            Identification No.)

           5445 Corporate Drive, Suite 200, Troy, Michigan   48098-2683
              (Address of principal executive offices)       (Zip code)


                                 (248) 952-2500
              (Registrant's telephone number, including area code)




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Item 5.  Other Events

On March 9, 2004, the Company issued a press release announcing the revision of the financial results for the quarter and year ended December 31, 2003. A copy of the press release is attached to this report as Exhibit 99.1, incorporated into this item by reference.


Item 7.  Financial Statements and Exhibits

(c)      Exhibits

Exhibit 99.1      Press release dated March 9, 2004


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                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         INTERMET Corporation

                                         By: /s/ Alan J. Miller
                                             --------------------------------
                                             Alan J. Miller
                                             Vice President, General Counsel
                                             and Assistant Secretary

Dated: March 9, 2004



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                                 EXHIBIT INDEX


EXHIBIT NO.       DESCRIPTION

EX-99.1           Press Release dated March 9, 2004